UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 25, 2016

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 relating to agreements between Quanex Building Products Corporation (the “Company”) and Scott Zuehlke is incorporated into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

Effective January 25, 2016 Scott Zuehlke was appointed to the position of Vice President – Investor Relations & Treasurer of the Company. In connection with Mr. Zuehlke’s appointment, the Company and Mr. Zuehlke entered into an agreement (the “Agreement”), a change in control agreement (the “Change in Control Agreement”) and an indemnity agreement (the “Indemnity Agreement”), each effective as of January 25, 2016.

The following discussion is qualified by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, the Change in Control Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and the Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Under the Agreement, the Company will provide the following:

(i)	An annual base salary of $250,000;

(ii)	An annual incentive award under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended (the “Plan”), with a maximum award potential of 100% of Mr. Zuehlke’s base salary (pro-rated for the current fiscal year);

(iii)	An award of 4,700 shares of restricted stock of the Company, which award will cliff vest on the third anniversary date of Mr. Zuehlke’s appointment, or in the event of a change in control of the Company;

(iv)	An option to purchase 12,500 shares of the Company’s common stock pursuant to the terms and conditions of the Plan, to be granted at a grant price equal to the closing price of the Company’s common stock on Mr. Zuehlke’s appointment date. This option will vest in thirds on the first, second and third appointment anniversary dates, or will fully vest in the event of a change in control of the Company;

(v)	A grant of 4,300 Performance Shares that will vest on October 31, 2018, pursuant to the terms and conditions of the Plan and with performance goals based equally on Relative Total Shareholder Return and Earnings per Share Growth. The Performance Shares will be paid half in cash and half in shares of the Company’s common stock, with final payout amounts determined by the Company’s performance as compared to the performance goals;

(vi)	Twelve months of severance benefits in the event that Mr. Zuehlke’s employment is terminated without cause within two years of his hire date (provided that Mr. Zuehlke will not receive such benefits if he is also entitled to benefits under the Change in Control Agreement), with the standard Quanex severance policy to apply if Mr. Zuehlke’s employment is terminated at any point thereafter; and

(vii)	Other benefits to the same extent and same cost as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

Under the Change in Control Agreement, the Company will provide the following benefits in the event that Mr. Zuehlke’s employment is terminated following a Change in Control of the Company (as defined in the Change in Control Agreement), if such termination is (x) by the Company for any reason other than occurrence of an Event of Termination for Cause, or (y) by Mr. Zuehlke after the occurrence of an Event of Termination for Good Reason (as defined in the Change in Control Agreement):

(i)	The Company will pay to Mr. Zuehlke his base salary, bonus and benefits accrued through the termination date but not previously paid;

(ii)	The Company will pay to Mr. Zuehlke a performance bonus equal to the higher of (x) the target performance bonus for the Fiscal Year in which the termination date occurs and (y) the performance bonus that was actually paid out for the Fiscal Year preceding the Fiscal Year in which the termination date occurs (the higher of (x) and (y) is referred to herein as the “Highest Bonus”), in each case pro-rated to reflect the number of days that passed between the beginning of the current fiscal year and the termination date;

(iii)	The Company will pay to Mr. Zuehlke an amount equal to two (2) times the sum of (x) the Highest Bonus and (y) the amount of base salary that would have been paid during the fiscal year in which the termination date occurs based on the assumption that Mr. Zuehlke’s employment would have continued throughout that fiscal year at the base salary rate in effect in the fiscal year in which the termination date occurs, or in the immediately preceding fiscal year, whichever is higher; and

(iv)	For a period of three years or until Mr. Zuehlke begins new employment, the Company will maintain in effect, and not materially reduce the benefits provided by, certain of the Company’s benefit plans in which Mr. Zuehlke will participate.

The Change in Control Agreement does not include any gross-up of excise taxes that may become due by Mr. Zuehlke at any point.

A brief summary of the terms of the Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 25, 2016, the Company issued a press release announcing Mr. Zuehlke’s appointment as Vice President – Investor Relations & Treasurer. The foregoing is qualified by reference to the Press Release announcing Mr. Zuehlke’s appointment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1*	Agreement between Quanex Building Products Corporation and Scott Zuehlke, effective January 25, 2016.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and Scott Zuehlke, effective January 25, 2016.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and Scott Zuehlke, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated January 25, 2016.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

(Registrant)

January 27, 2016 (Date)	/S/ KEVIN P. DELANEY Kevin P. Delaney Senior Vice President-General Counsel & Secretary

Exhibit Index

10.1*	Agreement between Quanex Building Products Corporation and Scott Zuehlke, effective January 25, 2016.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and Scott Zuehlke, effective January 25, 2016.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and Scott Zuehlke, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated January 25, 2016.

*	Filed herewith.